Exhibit 99.1

Top News from ELECTRA AI October 2026

From the Racecourse to the Grid

→ New Customer: Westbrook Racing by Visit Angola names ELECTRA AI its Official Battery Intelligence Partner in E1

→ New stages: Mumbai (NSE India), Harvard (USA), Dartmouth (USA), Verona (Italy)

→ One thesis: the most expensive battery problems are the ones you find out about last

Energy Is Finite. Every Decision Counts.

Westbrook Racing by Visit Angola, a leading UIM E1 World Championship team, has selected ELECTRA AI as its Official Battery Intelligence Partner.

The AI Brain for Batteries™ platform and its Race Boost Optimizer module show the crew how the pack is aging and how boost was used, without touching the pack. The crew makes the calls. Next stop: the Miami Races in November.

ELECTRA AI x Westbrook Racing: Battery Intelligence in E1

Physical AI Needs a Brain for the Battery

Physical AI is finally acting in the real world. Its weak spot is the one component whose true state you can only infer: the battery.

Batteries rarely fail in the demo. They fail in year three.

Our new piece on what changes once a battery can read its own state.

Physical AI Needs a Brain for the Battery

Five Bills, One Cause

Early replacement. A failed warranty claim. An unplanned outage. A collapsed resale price. Unused capacity. Five bills, one cause: a battery nobody could see inside.

Five expensive things battery owners find out too late

From Dumb Assets to Smart Ones

On October 23, we were on stage at the E-Commercial Transport Summit 2026 at NSE India, Mumbai. Our Sales Director India, Tarun Khetarpal, showed how the AI Brain for Batteries™ platform helps fleet operators and OEMs monitor battery health and anticipate faults, building on our work with Indian battery-swapping fleets.

ELECTRA AI at the E-Commercial Transport Summit 2026

Intelligence at a Cost

Our President and CFO, Nick Chakalos, spoke at Harvard’s Amped & Wired conference on “Intelligence at a Cost: Can AI Be Sustainable?”, covering AI’s growing electricity demand and where battery intelligence makes the systems powering it more efficient.

ELECTRA AI at Amped & Wired conference

AI at 70, Back Where It Started

In 1956, an eight-week workshop at Dartmouth gave AI its name. Seventy years on, our President and CFO, Nick Chakalos, joined AI@70: What Must Remain Human?, Dartmouth’s anniversary conference, on where AI should support human judgment rather than replace it.

ELECTRA AI at AI@70

What Does Your Cycling Strategy Cost You?

At Solar & Storage Live Italia in Verona, our Head of Marketing and Communications, Giovanni Rossi, asked every stand one question: what does your cycling strategy cost you in battery health per year?

The takeaway: storage is now underwritten for ten to fifteen years. Over a short flip, a wrong degradation assumption is a rounding error. Over fifteen years, it’s the business case.

Solar & Storage Live Italia: what storage really costs

One More Clip from our Investor Presentation (7)

7) Unit Economics

How a blended cloud and embedded software model grows revenue per customer as deployments scale.

We’re building the AI Brain for Batteries™ platform to make every battery safer, last longer, and deliver more usable energy at scale. From electric propulsion and energy infrastructure to data centers and aerospace, the future of energy runs on batteries. We’re building the intelligence layer that makes them smarter.

Link to video

Stay tuned for more updates and insights in our upcoming editions!

Wherever there is a battery, there is the ELECTRA AI BRAIN.

#BatteryIntelligence #AIBrainForBatteries

Certain statements in this newsletter may be considered “forward-looking statements” within the meaning of the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or Iron Horse’s or Electra’s future financial or operating performance. For example, statements regarding the anticipated timing of closing, expectations regarding the combined company’s business, and potential benefits of the transaction are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “potential,” or “continue,” or the negatives of these terms or variations of them or similar terminology. Examples of forward-looking statements included within this newsletter include (a) statements regarding the expected capabilities, timing and outcomes of the Westbrook Racing by Visit Angola partnership, including participation in the Miami Races, (b) statements regarding the expected capabilities and outcomes of our work with Indian battery-swapping fleets and other customers, (c) statements regarding market trends, including Physical AI, energy storage time horizons and AI energy demand, (d) statements regarding the capabilities and market reach of the AI Brain for Batteries™ platform, and (e) illustrative unit economics, revenue mix, gross margin and other quantified figures derived from internal models or projections. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. Factors that may cause actual results to differ materially from current expectations include, but are not limited to, those described under the heading “Risk Factors” in Iron Horse’s and Electra’s Registration Statement on Form S-4 filed with the SEC and other documents filed with the SEC by Iron Horse and Electra from time to time. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Iron Horse and Electra and their respective management teams, are inherently uncertain. Nothing in this newsletter should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither Iron Horse nor Electra undertakes any duty to update these forward-looking statements, except as required by law.

No Offer or Solicitation

This newsletter does not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed transaction, and shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Additional Information about the Business Combination and Where to Find It

In connection with the proposed business combination, Iron Horse and Electra have filed a registration statement on Form S-4 (the “Registration Statement”) with the SEC, which includes a proxy statement/prospectus, and certain other related documents, to be used at the meeting of stockholders to approve the proposed business combination. INVESTORS AND SECURITY HOLDERS OF IRON HORSE ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS, ANY AMENDMENTS THERETO, AND OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ELECTRA, IRON HORSE, AND THE BUSINESS COMBINATION. The definitive proxy statement will be mailed to shareholders of Iron Horse as of a record date to be established for voting on the proposed business combination and other proposals. Investors and security holders will also be able to obtain copies of the Registration Statement and other documents containing important information about each of the companies once such documents are filed with the SEC, without charge, at the SEC’s website at www.sec.gov, or by directing a request to: Loeb & Loeb LLP.

Participants in the Solicitation

Iron Horse, Electra, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Iron Horse’s stockholders in connection with the proposed business combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination are contained in the Registration Statement.

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